UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

       PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT 1934

         Date of Report (date of earliest event reported): JUNE 1, 2005

                                ADAL GROUP, INC.
               (Exact name of registrant as specified in charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

        1-09431                                                  94-3012230
(Commission File Number)                                       (IRS Employer
                                                             Identification No.)

                                 67 WALL STREET
                                   22ND FLOOR
                             NEW YORK, NY 10005-3101
              (Address of principal executive offices and zip code)

                                 (212) 709-8122
               (Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

      [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

      [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

      On June 1, 2005, Stephen Goodacre was appointed to serve on the Board of Directors (the "Board") of Adal Group, Inc. (the "Company"). Mr. Goodacre has not been appointed to serve on any of the Board's committees and is not currently expected to be appointed to any committees.

      There were no arrangements or understandings between Mr. Goodacre and any other persons pursuant to which Mr. Goodacre was selected as a director. There are no family relationships between or among Mr. Goodacre and any executive officers or directors of the Company. There have been no transactions to which the Company was or is to be a party, in which Mr. Goodacre had, or will have a direct or indirect material interest.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
           YEAR.

      On October 26, 2005, the Board amended Section 1 of Article III of the Company's Bylaws to increase the specified number of directors to six (6) and
Section 1 of Article III shall now read:

      "NUMBER AND POWERS: The management of all the affairs, property and interests of the corporation shall vested in a Board of Directors. The Board of Directors shall consist of six (6) persons who shall be elected for a term of one year, and shall hold office until their successors are elected and qualified. The number of directors may thereafter be changed from time to time by resolution of the Board of Directors or of the stockholders. Directors need not be stockholders or residents of the State of Delaware. In addition to the powers and authorities expressly conferred upon the Board of Directors by these Bylaws and the Certificate of Incorporation, the Board of Directors may exercise all such powers of the corporation and do all such lawful acts as are not by statute or by the Certificate of Incorporation or by these Bylaws directed or required to be exercised or done by the stockholders."

ITEM 9.01. FINANCIALS STATEMENTS AND EXHIBITS


Exhibit No.         Description
-----------         ---------------------------------
99.1                Press Release dated June 17, 2005
99.2                Amended Bylaws


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


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAL GROUP, INC.

By: /s/ Nicholas Shrager
    ------------------------
    Name: Nicholas Shrager
    Title: CEO and President

Dated: November 4, 2005


Exhibit No.         Description
-----------         ---------------------------------
99.1                Press Release dated June 17, 2005
99.2                Amended Bylaws


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